SECURITIES AND EXCHANGE COMMISSION Washington, D.C.
20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported):
  January 15, 1999

               COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-D
    (Exact name of registrant as specified in its charter)
          CALIFORNIA      	333-11095		36-7257226
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer of
Incorporation)	 Number)			 Identification No.)
c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor 1 N. State Street, Chicago IL 60670-0126 (Address of Principal Executive Offices)
		(Zip Code)

Registrant's telephone number, including area code:		312/407-1902

Item 5.	Other Events
On behalf of Countrywide Home Equity Loan Trust 1998-D, a Trust created pursuant to the Pooling Agreement, dated November 14, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated  January 15, 1999.
  The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.	Monthly Report Information: Aggregate distribution information for the current distribution date January 15, 1999.
Principal		Interest	Ending Balance
Cede & Co.$ 427,956.13	$ 1,423,685.80     $155,572,043.97
B.	No delinquency in payment under the Transferor Certificate,
 or the Financial Guaranty Insurance Policy has occurred.
C.	Have any deficiencies occurred?  NO. Date: Amount:
D.	Were any amounts paid or are any amounts payable under the
 Financial Guaranty Insurance Policy?  NO Amount:
E.	Are there any developments with respect to the Ambac Certificate
Guaranty Insurance Policy?  NONE.
F.	Item 1:  Legal Proceedings:  NONE
G.	Item 2:  Changes in Securities:  NONE
H.	Item 4:  Submission of Matters to a Vote of Security
 Holders:  NONE
I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
 NOT APPLICABLE



Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated
 January 15, 1999

Statement to Certificateholders (Page 1 of 2)
Distribution Date:
		1/15/99
	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(per $1000 principal amount)
A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
	Investor Certificate Interest Distributed (Section 5.03 (iii))	9.126191
	Investor Certificate Interest Shortfall Distributed (Section 5.03 (iv))
0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall (Section 5.03 (v))
	0.000000

	Managed Amortization Period ? (Yes=1; No=0)	1
	Investors Certificate Principal Distributed (Section 5.03 (vi))
2.743308
	  Principal Distribution Amount	2.743308
	     Maximum Principal Payment	76.447800
	     Alternative Principal Payment	2.743308
	     Principal Collections less Additional Balances	2.743308
	  Investor Loss Amount Distributed to Investors	0.000000
	  Accelerated Principal Distribution Amount	0.000000
	  Credit Enhancement Draw Amount (Section 5.03 (xii))	"326,987.94 "

	Total Amount Distributed to Certificateholders (P & I) (Section 5.03 (ii)) 11.869499

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
	Beginning Investor Certificate Balance	"156,000,000.00 "
	Ending Investor Certificate Balance (Section 5.03 (x))
"155,572,043.97 "
	Beginning Invested Amount 	"156,000,000.00 "
	Ending Invested Amount (Section 5.03 (x))	"155,572,043.97 "
	Investor Certificateholder Floating Allocation Percentage
(Section 5.03 (i))	98.2670%
	Pool Factor (Section 5.03 (x))	0.9972567
	Liquidation Loss Amount for Liquidated Loans (Section 5.03
(vii))	0.00
	Unreimbursed Liquidation Loss Amount (Section 5.03 (viii))
0.00

C.	POOL INFORMATION
	Beginning Pool Balance (Section 5.03 (xi))	"158,751,175.17 "
	Ending Pool Balance (Section 5.03 (xi))	"158,323,219.14 "
	Servicer Removals form the Trust (Section 2.06)	0.00
	Servicing Fee (Section 5.03 (ix))	"66,146.32 "

D.	INVESTOR CERTIFICATE RATE
	Investor Certificate Rate (Section 5.03 (xvi))	5.763910%
	LIBOR Rate	5.263910%
	Maximum Rate	5.957425%

E.	DELINQUENCY & REO STATUS
	Delinquent 30-59 days (Section 5.03 (xiii))
	    No. of Accounts	10
	   Trust Balances	"338,283.97 "
	Delinquent 60-89 days (Section 5.03 (xiii))
	    No. of Accounts	1
	   Trust Balances	"64,750.00 "
	Delinquent 90+ days (Section 5.03 (xiii))
	    No. of Accounts	0
	   Trust Balances	0.00
	REO (Section 5.03 (xiv))
	    No. of Accounts	0
	   Trust Balances	0

F.	INSURANCE COVENANTS
	Subordinated Transferor Collections (Section 5.03 (xviii))
"25,742.07 "
	Overcollateralization Step-Down (Section 5.03 (xix))
0.00
	Available Transferor Subordinated Amount (Section 5.03 (xx))
"2,381,267.63 "
	Overcollateralization Amount (Section 5.03 (xxi))	0

Statement to Certificateholders (Page 2 of 2)

Distribution Date:

	"IN WITNESS WHEREOF, the undersigned has caused this Certificate" "to be duly executed this 11th day of January, 1999"


	       Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

	       _______________________________________

	        Lupe Montero
	         Vice-President

	Distribution List:										Barbara Grosse - First National Bank of Chicago
Peter Cerwin - Merrill Lynch
Lupe Montero - Countrywide Home Loans
Richard Marron - Countrywide Home Loans
Dave Walker - Countrywide Home Loans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-D

By  _______________________________________
 Name:
	Barbara G. Grosse Title:		Vice President

Dated: January 31, 1999